                                                                 EXHIBIT 10.13

                                 STERITECH, INC.

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT



                                  MARCH 1, 1995

                        TABLE OF CONTENTS

                                                                                                 PAGE
1.        AGREEMENT TO SELL AND PURCHASE........................................................   1
          1.1               Authorization of Shares.............................................   1
          1.2               Sale and Purchase of Series D Shares................................   1

2.        CLOSING, DELIVERY AND PAYMENT.........................................................   2

3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................   2
          3.1               Organization, Good Standing and Qualification.......................   2
          3.2               Capitalization......................................................   3
          3.3               Authorization; Binding Obligations..................................   3
          3.4               Agreements; Action..................................................   4
          3.5               Obligations to Related Parties......................................   5
          3.6               Financial Statements................................................   5
          3.7               Changes.............................................................   5
          3.8               Title to Properties and Assets; Liens, etc..........................   6
          3.9               Patents and Trademarks..............................................   6
          3.10              Compliance with Other Instruments...................................   7
          3.11              Litigation..........................................................   7
          3.12              Tax Returns and Payments............................................   7
          3.13              Employees...........................................................   8
          3.14              Restricted Stock Purchase Agreements................................   8
          3.15              Registration Rights.................................................   8
          3.16              Compliance with Laws................................................   8
          3.17              Offering Valid......................................................   9
          3.18              Securities Exemption................................................   9
          3.19              Full Disclosure.....................................................   9
          3.20              Permits.............................................................   9
          3.21              Insurance...........................................................   9

4.        REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS......................................  10
          4.1               Requisite Power and Authority.......................................  10
          4.2               Consents............................................................  10
          4.3               Investment Representations..........................................  10
                            (a)               Purchaser Bears Economic Risk.....................  10
                            (b)               Acquisition for Own Account.......................  11
                            (c)               Purchaser Can Protect Its Interest................  11
                            (d)               Company Information...............................  12

5.        CONDITIONS TO CLOSING.................................................................  12
          5.1               Conditions to Purchasers' Obligations at the Closing................  12


                                       i.

                                TABLE OF CONTENTS

                                   (CONTINUED)

                                                                                          PAGE
                  (a)       Representations and Warranties True; Performance of
                            Obligations..................................................  12
                  (b)       Legal Investment.............................................  12
                  (c)       Consents, Permits, and Waivers...............................  12
                  (d)       Corporate Documents..........................................  12
                  (e)       Reservation of and Conversion Shares.........................  12
                  (f)       Filing of Restated Articles..................................  12
                  (g)       Certificate of Status........................................  12
                  (h)       Compliance Certificate.......................................  13
                  (i)       Amended Investors' Rights Agreement..........................  13
                  (j)       Proceedings and Documents....................................  13
                  (k)       Legal Opinion................................................  13
         5.2      Conditions to Obligations of the Company.  ............................  13
                  (a)       Representations and Warranties True..........................  13
                  (b)       Performance of Obligations...................................  13
                  (c)       Filing of Restated Articles..................................  13
                  (d)       Amended Investors' Rights Agreement..........................  13

6.       MISCELLANEOUS...................................................................  13
         6.1      Governing Law..........................................................  13
         6.2      Survival...............................................................  14
         6.3      Successors and Assigns.................................................  14
         6.4      Entire Agreement.......................................................  14
         6.5      Separability...........................................................  14
         6.6      Amendment and Waiver...................................................  14
         6.7      Delays or Omissions....................................................  15
         6.8      Notices, etc...........................................................  15
         6.9      Expenses...............................................................  15
         6.10     Attorneys' Fees........................................................  15
         6.11     Titles and Subtitles...................................................  15
         6.12     Counterparts...........................................................  15
         6.13     Broker's Fees..........................................................  16


                                       ii.

LIST OF EXHIBITS


Exhibit A    SCHEDULE OF PURCHASERS

Exhibit B    AMENDED AND RESTATED ARTICLES OF INCORPORATION

Exhibit C    SCHEDULE OF EXCEPTIONS

Exhibit D    AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

Exhibit E    OPINION OF COUNSEL TO THE COMPANY

Exhibit F    FINANCIAL STATEMENTS OF THE COMPANY




                                      iii.

                                 STERITECH, INC.

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

         THIS SERIES D PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of March 1, 1995, by and among STERITECH, INC., a California corporation (the "Company") and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as "Purchasers" and each individually as a "Purchaser").

                                    RECITALS

         WHEREAS, the Company has authorized the sale and issuance of an aggregate of shares of its Series D Preferred Stock (the "Series D Shares" or the "Shares"); and

         WHEREAS, Purchasers desire to purchase the Series D Shares on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Series D Shares to Purchasers on the terms and conditions set forth herein; and

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1.       AGREEMENT TO SELL AND PURCHASE.

         1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized the sale and issuance to Purchasers of the Shares having the rights, preferences, privileges and restrictions set forth in the Amended and Restated Articles of Incorporation of the Company, as amended, in the form attached hereto as Exhibit B (the "Restated Articles"). The Company has, or prior to the Closing will have, adopted and filed the Restated Articles with the Secretary of State of the State of California.

         1.2 SALE AND PURCHASE OF SERIES D SHARES. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser and each Purchaser agrees to purchase from the Company, the number of Series D Shares set forth opposite such Purchaser's name on Exhibit A, at a purchase price of $10.50 per share.


                                       1.

         2.       CLOSING, DELIVERY AND PAYMENT.

                  The closing of the sale and purchase of the Series D Shares under this Agreement (the "Closing") shall take place at 10:00 a.m., local time, on March 21, 1995 at the offices of Cooley Godward Castro Huddleson & Tatum, One Maritime Plaza, 20th floor, San Francisco, California 94111, or at such other time or place as the Company and Purchasers purchasing a majority of the Shares may mutually agree. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Series D Shares purchased by such Purchaser from the Company, as set forth on Exhibit A, against payment by or on behalf of such Purchaser of the purchase price therefor, as set forth on Exhibit A, by wire transfer, check made payable to the order of the Company, cancellation of indebtedness of the Company to such Purchaser, or by such other means as shall be mutually agreeable to such Purchaser and the Company. If not all of the authorized Series D Shares are purchased at the Closing, the Company may, at any time until sixty (60) days after the Closing (unless the sixty (60) day period is further extended by resolution of the Company's Board of Directors), sell and issue the balance of the authorized but unissued Series D Shares, under purchase agreements substantially similar to this Agreement, at an additional closing or closings (hereinafter the "Additional Closing") at the same price per share as the Series D Shares purchased and sold at the Closing. The purchasers of such remaining Series D Shares shall be deemed "Purchasers" and such shares of Series D purchased by them shall be deemed "Series D Shares" for the purposes of this Agreement. The Additional Closings of the purchase and sale of the Series D Shares hereunder shall take place at such time and place as the Company and the additional Purchasers may agree. In the event that Additional Closings pursuant to this Agreement occur, the term "Closing" with respect to such later sales of Series D Shares shall refer to such later closing or closings and the term "Closing Date" shall refer to the date on which each such Closing or Closings occur.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  Except as set forth on the Schedule of Exceptions attached hereto as Exhibit C, the Company hereby represents and warrants to each Purchaser as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in the aggregate in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions, in the aggregate, in which failure to do so would not have a material adverse effect on the Company or its business. The Company has no subsidiaries and owns no equity securities of any other corporation, limited partnership or similar entity.


                                       2.

         3.2 CAPITALIZATION. The authorized capital stock of the Company, immediately prior to the Closing, consists of four million two hundred eighty thousand three hundred ninety-nine (4,280,399) shares of Common Stock, nine hundred sixty-one thousand four hundred ten (961,410) shares of which are issued and outstanding; and two million eight hundred eighteen thousand nine hundred eighty-nine (2,818,989) shares of Preferred Stock, seven hundred sixty-one thousand seventy-nine (761,079) of which are designated Series A Preferred Stock, seven hundred fourteen thousand two hundred eighty-six (714,286) of which are issued and outstanding and three hundred five thousand four hundred sixty-one (305,461) of which are designated Series B Preferred Stock, two hundred eighty-five thousand seven hundred fourteen (285,714) of which are issued and outstanding, and one million one hundred forty-seven thousand four hundred forty-nine (1,147,449) of which are designated Series C Preferred Stock, one million ninety-one thousand five hundred ninety-three (1,091,593) of which are issued and outstanding, and six hundred five thousand (605,000) of which are designated Series D Preferred Stock, none of which are outstanding. Immediately prior to the Closing, four hundred thousand (400,000) shares of Common Stock are reserved for future issuance upon the exercise of options for shares of Common Stock and two million one hundred fifty-five thousand eight hundred eighty-six (2,155,886) shares of Common Stock are reserved for issuance upon exercise or conversion, respectively, of outstanding warrants for and shares of Series A, Series B and Series C Preferred Stock. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Articles. The shares of Common Stock issuable upon the conversion of the Shares (the "Conversion Shares") have been duly and validly reserved for issuance and, when issued in accordance with the Restated Articles, will be validly issued, fully paid and nonassessable. Except for: (i) the conversion privileges of the Series A Shares, Series B Shares and Series C Shares, (ii) the right of first refusal applicable to the Company's Common Stock set forth in the Company's Bylaws, (iii) the options for shares of Common Stock identified above, (iv) the warrants issued in connection with certain leasing transactions, (v) the warrants for Series B and Series C Preferred Stock issued in connection with the May 14, 1993 and August 13, 1993 bridge financings, and (vi) that certain Investors' Rights Agreement dated December 27, 1991, as amended on December 10, 1993 and March 14, 1994 (the "Investors' Rights Agreement"), there are no outstanding options, warrants, rights (including conversion or preemptive rights), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

         3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Amended and Restated Investors' Rights Agreement, in the form attached hereto as Exhibit D (the "Amended Investors' Rights Agreement"), and the Restated Articles, and the sale and issuance of the Shares and the Conversion Shares pursuant hereto, and for the performance of the Company's obligations hereunder and under the Amended Investors' Rights Agreement has been taken or will be taken prior to the Closing. The Agreement and the Amended Investors' Rights Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms.


                                       3.

The sale of the Series D Shares and the subsequent conversion of Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. When issued in compliance with the provisions of this Agreement and the Restated Articles, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

                  3.4      AGREEMENTS; ACTION.

                           (a)      Except for agreements explicitly
contemplated hereby and the Investors' Rights Agreement, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors and affiliates, or any affiliate thereof.

                           (b)      There are no agreements, understandings,
instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services or (iv) indemnification by the Company with respect to infringements of proprietary rights.

                           (c)      The Company has not (i) declared or paid any
dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $25,000, in excess of $125,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, or contracted to do so, other than the sale of its inventory in the ordinary course of business.

                           (d)      For the purposes of subsections (b) and (c)
above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                           (e)      The Company is not a party to and is not
bound by any contract, agreement or instrument, or subject to any restriction under its Restated Articles or Bylaws, which adversely affects its business as now conducted or as proposed to be conducted, in its properties or its financial condition.


                                       4.

                  3.5 OBLIGATIONS TO RELATED PARTIES. No employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except for equity interest in HRI Research, Inc. and except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

                  3.6 FINANCIAL STATEMENTS. Attached hereto as Exhibit F are copies of the Company's unaudited balance sheet and income statement for the year ended December 31, 1994 and of the Company's audited financial statements for the twelve (12) months ended December 31, 1993 (the "Financial Statements"). The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the period, subject, in the case of the unaudited balance sheet and income statement for the twelve (12) months ended December 31, 1994, to the absence of footnotes and year-end adjustments that are not in the aggregate expected to be material.

                  3.7      CHANGES. Since December 31, 1994, there has not been:

                           (a)      Any change in the assets, liabilities,
financial condition or operations of the Company as shown on the balance sheet at December 31, 1994 contained in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition, or operations of the Company;

                           (b)      Any change, except in the ordinary course of
business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty, or otherwise;

                           (c)      Any damage, destruction, or loss, whether or
not covered by insurance, materially and adversely affecting the properties, business, financial condition, operations or prospects of the Company;

                           (d)      Any waiver by the Company of a valuable
right or of a material debt owed to it;

                           (e)      Any direct or indirect loans made by the
Company to any shareholder, employee, officer, or director of the Company, other than advances made in the ordinary course of business;

                                       5.

                           (f)      Any declaration or payment of any dividend
or other distribution of the assets of the Company;

                           (g)      Any labor organization activity;

                           (h)      Any debt, obligation, or liability incurred,
assumed or guaranteed by the Company, except current liabilities incurred in the ordinary course of business (the sum of which does not exceed $10,000);

                           (i)      Any change in any material agreement to
which the Company is a party or by which it or any of its assets are bound or subject, including compensation agreements with the Company's employees; or

                           (j)      To the best of the Company's knowledge, any
other event or condition of any character that, either individually or cumulatively, has materially and adversely affected, or, so far as the Company may now foresee, in the future may materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company.

                  3.8 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance, or charge, other than (i) those resulting from taxes which have not yet become delinquent and (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company.

                  3.9 PATENTS AND TRADEMARKS. The Company has sufficient title and ownership of all trade names, copyrights, trade secrets, proprietary information, patents, trademarks, service marks, rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, or the Amended Investors' Rights Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms,


                                       6.

conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

                  3.10 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its Restated Articles or Bylaws, nor is it in material violation or default of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order or any statute, rule, or regulation applicable to the Company. The execution, delivery, and performance of and compliance with this Agreement and the Amended Investors' Rights Agreement and the issuance and sale of the Series D Shares pursuant hereto and of the Conversion Shares pursuant to the Restated Articles, will not result in any such violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company. There is no such term that materially and adversely affects, or in the future may be reasonably expected to materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company as now conducted or as proposed to be conducted. The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution or other agreement.

                  3.11 LITIGATION. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement, the Amended Investors' Rights Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                  3.12 TAX RETURNS AND PAYMENTS. The Company has filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a collapsible corporation or a Subchapter S corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or




                                       7.

amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or on any of its properties or material assets.

                  3.13 EMPLOYEES. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. No employee has any agreement or contract, written or verbal, regarding his or her employment. To the Company's knowledge, no employee of the Company, nor anyone with whom the Company has contracted, is in violation of any term of any employment contract, patent disclosure agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. Each officer, employee and consultant of the Company has executed a Proprietary Information and Inventions Agreement. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company. No officer of the Company has been granted the right to any material compensation following termination of employment with the Company.

                  3.14 RESTRICTED STOCK PURCHASE AGREEMENTS. All currently outstanding shares of common stock of the Company are subject to the Company's repurchase option and/or right of first refusal, as set forth in copies of Restricted Stock Purchase Agreements and the Company's Bylaws.

                  3.15 REGISTRATION RIGHTS. Except as required pursuant to the Investors' Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in Section
1.2 of the Investors' Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

                  3.16 COMPLIANCE WITH LAWS. The Company has complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business and ownership of its properties. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the Amended Investors' Rights Agreement, and the issuance of the Shares or the Conversion Shares, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, except such as will be filed in a timely manner.




                                       8.

                  3.17 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.3 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

                  3.18 SECURITIES EXEMPTION. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to, or otherwise approach or communicate in respect of all or any part of such Shares with, any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act. The Company shall seek and obtain all necessary permits and other authorizations or orders of exemption as may be necessary or appropriate under the California Corporate Securities Law of 1968, as amended, and any other applicable state securities laws, with respect to the Company's offer and sale of the Shares and the Conversion Shares.

                  3.19 FULL DISCLOSURE. This Agreement, the Exhibits hereto, the Amended Investors' Rights Agreement and all other documents delivered by the Company to Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, do not, when taken as a whole, contain any untrue statement of a material fact nor, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in the Agreement, the Exhibits hereto, the Amended Investors' Rights Agreement or in other documents delivered to Purchasers or their attorneys or agents in connection herewith.

                  3.20 PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

                  3.21 INSURANCE. The Company has or will obtain prior to or promptly following the Closing insurance with financially sound and reputable insurers, with respect to its properties that are of a character customarily insured by entities engaged in the same or a similar business similarly situated, against loss or damage of the kinds customarily insured against by such entities, which insurance is of such types (including public liability insurance) as are customarily carried under similar circumstances by such other entities.




                                       9.

         4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

                  Each Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

                  4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Amended Investors' Rights Agreement and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Amended Investors' Rights Agreement has been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Amended Investors' Rights Agreement will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and (iii) to the extent that the enforceability of the indemnification provisions of Section 2.9 of the Amended Investors' Rights Agreement may be limited by applicable laws.

                  4.2 CONSENTS. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or banking authority on the part of Purchaser required in connection with the consummation of the transactions contemplated in the Agreement and the Amended Investors' Rights Agreement have been or shall have been obtained prior to and be effective as of the Closing.

                  4.3 INVESTMENT REPRESENTATIONS. Purchaser understands that the Shares and Conversion Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

                           (a)      PURCHASER BEARS ECONOMIC RISK. Purchaser
must bear the economic risk of this investment indefinitely unless the Shares or the Conversion Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares the Conversion Shares or any shares of its Common Stock. Purchaser understands that it has no registration rights with respect to the Shares or the Conversion Shares except as provided in the Amended Investors' Rights Agreement. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.


                                       10.

         Purchaser further represents that Purchaser is an Accredited Investor within the meaning of Rule 501(a) of Regulation D under the Securities Act and that one or more of the following criteria are applicable to such Purchaser. If Purchaser cannot make the following representations, Purchaser shall set forth his or her initials on the appropriate line provided therefor on the signature page of this Agreement, and such Purchaser shall provide such information as the Company may reasonably require to establish that the offer and sale of the Shares and the Conversion Shares to such Purchaser shall not bring the offer and sale of the Shares and Conversion Shares within the registration provisions of the Securities Act or similar registration requirements under applicable state securities laws and regulations.

                                    (i)      The Purchaser is a director or
executive officer of the Company; or

                                    (ii)     The Purchaser is a natural person
who has a net worth or joint net worth with the Purchaser's spouse exceeding $1,000,000 at the time of purchase; or

                                    (iii)    The Purchaser is a natural person
who had an individual income in excess of $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year; or

                                    (iv)     The Purchaser is either (a) a
business development company as defined in Section 2(a)(48) of such Act, or (b) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or 301(d) of the Small Business Investment Act of 1958; or

                                    (v)      The Purchaser is a private business
development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

                                    (vi)     The Purchaser is a corporation,
partnership or trust, and each and every equity owner of such entity certifies that it meets the qualifications set forth in (i), (ii), (iii), (iv) or (v) above.

                           (b)      ACQUISITION FOR OWN ACCOUNT. Purchaser is
acquiring the Shares and the Conversion Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

                           (c)      PURCHASER CAN PROTECT ITS INTEREST.
Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Amended Investors' Rights Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement. Purchaser is not a corporation, trust or partnership specifically formed for the purpose of consummating these transactions.


                                       11.

                           (d)      COMPANY INFORMATION. Purchaser has had an
opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

         5.       CONDITIONS TO CLOSING.

                  5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. Purchasers' obligations to purchase the Series D Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

                           (a)      REPRESENTATIONS AND WARRANTIES TRUE;
PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made as of the Closing, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                           (b)      LEGAL INVESTMENT. At the time of the
Closing, the sale and issuance of the Series D Shares and Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

                           (c)      CONSENTS, PERMITS, AND WAIVERS. The Company
shall have obtained any and all consents, permits, and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Amended Investors' Rights Agreement (except for such as may be properly obtained subsequent to the Closing).

                           (d)      CORPORATE DOCUMENTS. The Company shall have
delivered to Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers shall reasonably request.

                           (e)      RESERVATION OF AND CONVERSION SHARES. The
Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such exercise or conversion.

                           (f)      FILING OF RESTATED ARTICLES. The Restated
Articles shall have been filed with the Secretary of State of the State of California.

                           (g)      CERTIFICATE OF STATUS. The Company shall
have obtained a Certificate of Status from the California Secretary of State dated as of a recent date prior to Closing.


                                       12.

                           (h)      COMPLIANCE CERTIFICATE. The Company shall
have delivered to Purchasers a Compliance Certificate, executed by the President and the Chief Financial Officer of the Company, dated the date of the Closing, to the effect that the conditions specified in subparagraphs (a) through (g) of this Section 5.1 have been satisfied.

                           (i)      AMENDED INVESTORS' RIGHTS AGREEMENT. The
Amended Investors' Rights Agreement shall have been executed and delivered by the parties thereto.

                           (j)      PROCEEDINGS AND DOCUMENTS. All corporate and
other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                           (k)      LEGAL OPINION. The Purchasers shall have
received from legal counsel to the Company an opinion addressed to them, dated as of the Closing, substantially in the form attached hereto as Exhibit E.

                  5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

                           (a)      REPRESENTATIONS AND WARRANTIES TRUE. The
representations and warranties made by Purchasers in Section 4 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

                           (b)      PERFORMANCE OF OBLIGATIONS. Purchasers shall
have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchasers on or before the Closing.

                           (c)      FILING OF RESTATED ARTICLES. The Restated
Articles shall have been filed with the Secretary of State of the State of California. The Company agrees to use its best efforts to effect such action.

                           (d)      AMENDED INVESTORS' RIGHTS AGREEMENT. The
Amended Investors' Rights Agreement shall have been executed and delivered by the parties thereto. The Company agrees to use its best efforts to effect such action.

         6.       MISCELLANEOUS.

                  6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.


                                       13.

                  6.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

                  6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Shares in its records as the absolute owner and holder of such Shares for all purposes, the payment of any dividends or any redemption price.

                  6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto and the Amended Investors' Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants, and agreements except as specifically set forth herein. Nothing in this Agreement or the Amended Investors' Rights Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement or the Amended Investors' Rights Agreement, except as expressly provided herein.

                  6.5 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  6.6      AMENDMENT AND WAIVER.

                           (a)      This Agreement may be amended or modified
only upon the written consent of the holders of not less than a majority in interest of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

                           (b)      The obligations of the Company and the
rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of not less than a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).


                                       14.

                           (c)      Except to the extent provided in this
Section 6.6, neither this Agreement nor any provision hereof may be changed, waived, discharged, or terminated, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

                  6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Purchaser, upon any breach, default or noncompliance of the Company under this Agreement, the Amended Investors' Rights Agreement or under the Restated Articles, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement, the Amended Investors' Rights Agreement or under the Restated Articles or any waiver on such Purchaser's part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Amended Investors' Rights Agreement, the Restated Articles, by law, or otherwise afforded to Purchasers, shall be cumulative and not alternative.

                  6.8 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, postage prepaid, or by means of a nationally recognized overnight courier service, and, if to an address outside the United States of America, by telex transmitted substantially concurrently with the mailing of such written notice, addressed: (a) if to a Purchaser, at such Purchaser's address as set forth on the Company's records, or at such other address as such Purchaser shall have furnished to the Company in writing or (b) if to the Company, at its address as set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the Purchasers in writing.

                  6.9 EXPENSES. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement, and the Purchasers shall pay all costs and expenses that they incur with respect to the negotiation, execution, delivery and performance of the Agreement.

                  6.10 ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and legal costs in connection therewith.

                  6.11 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  6.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                                       15.

                  6.13 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.


                                       16.

         IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date set forth in the first paragraph hereof.

COMPANY:


STERITECH, INC.
2525 Stanwell Drive
Concord, CA 94520


By:  /s/  Stephen T. Isaacs
     -----------------------------
          Stephen T. Isaacs
          President

PURCHASERS:

H. RAYMOND BINGHAM

                                    Initial In Space Below If Purchaser CANNOT make the Investment Representations in
                                    Section 4.3 hereof:

By:/s/ H. Raymond Bingham
     -----------------------------
                                                   --------
     -----------------------------                 Initials
          (Title, if applicable)

B. J. CASSIN                        Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
By:/s/ B. J. Cassin                 Section 4.3 hereof:
     -----------------------------
                                                   --------
     -----------------------------                 Initials
          (Title, if applicable)









                                       17.

B. J. CASSIN, CONSERVATOR FOR ROBERT  Initial In Space Below If Purchaser CANNOT
CASSIN                                make the Investment Representations in
                                      Section 4.3 hereof:

                                                     --------
By:/s/ B. J. Cassin                                  Initials
   -------------------------------

             Conservator
   -------------------------------
       (Title, if applicable)


WARREN G. CHRISTIANSON                Initial In Space Below If Purchaser CANNOT
                                      make the Investment Representations in
                                      Section 4.3 hereof:

                                                     --------
By:/s/ Warren G. Christianson                        Initials
   -------------------------------

   -------------------------------
       (Title, if applicable)


J. ROBERT COLEMAN, JR. AND DIANE S.   Initial In Space Below If Purchaser CANNOT
COLEMAN                               make the Investment Representations in
                                      Section 4.3 hereof:


                                                     --------
By:/s/ J. Robert Coleman, Jr.                        Initials
   ------------------------------
By:/s/ Diane S. Coleman
   ------------------------------

   ------------------------------
       (Title, if applicable)


COMDISCO, INC.                        Initial In Space Below If Purchaser CANNOT
                                      make the Investment Representations in
                                      Section 4.3 hereof:

By:/s/ Jill C. Hanses
   ------------------------------                    --------
                                                     Initials
     Assistant Vice President
- ---------------------------------
      (Title, if applicable)


                                       18.

A. CRAWFORD COOLEY                    Initial In Space Below If Purchaser CANNOT
                                      make the Investment Representations in
                                      Section 4.3 hereof:


By:/s/ A. Crawford Cooley
   -----------------------------                     --------
                                                     Initials

- --------------------------------
      (Title, if applicable)


ROBERT A. COOLEY                      Initial In Space Below If Purchaser CANNOT
                                      make the Investment Representations in
                                      Section 4.3 hereof:



                                                     --------
By:/s/ Robert A. Cooley                              Initials
   -----------------------------


- --------------------------------
      (Title, if applicable)



CORAL PARTNERS II, A LIMITED        Initial In Space Below If Purchaser CANNOT
PARTNERSHIP                         make the Investment Representations in
                                    Section 4.3 hereof:
By:    Coral Management Partners,
       II, its general partner

                                                   --------
                                                   Initials
By:/s/ Peter H. McNerney
   -----------------------------

          General Partner
- --------------------------------
      (Title, if applicable)


CORAL PARTNERS IV, A LIMITED        Initial In Space Below If Purchaser CANNOT
PARTNERSHIP                         make the Investment Representations in
                                    Section 4.3 hereof:
By:    Coral Management Partners
       IV, its general partner

                                                   --------
                                                   Initials
By:/s/ Peter H. McNerney
   -----------------------------

        General Partner
- --------------------------------
    (Title, if applicable)


                                       19.

JOSEPH B. COSTELLO AND MARGARET M.    Initial In Space Below If Purchaser
COSTELLO, TRUSTEES OF THE COSTELLO    CANNOT make the Investment
FAMILY TRUST UDT DTD 10/21/92         Representations in Section 4.3
                                      hereof:



                                                   --------
By:/s/ Joseph B. Costello                          Initials
   -----------------------------
By:/s/ Margaret M. Costello
   -----------------------------


            Trustees
- --------------------------------
     (Title, if applicable)


DAIN BOSWORTH, INC., CUSTODIAN FBO    Initial In Space Below If Purchaser
YUVAL ALMOG SEP-IRA                   CANNOT make the Investment
                                      Representations in Section 4.3
                                      hereof:



                                                   --------
By:/s/ P.H. Colbert                                Initials
   -----------------------------

- --------------------------------
     (Title, if applicable)


DELAWARE CHARTER GUARANTEE &          Initial In Space Below If Purchaser
TRUST COMPANY TTEE FBO DONALD         CANNOT make the Investment
GRIERSON MONEY-PURCHASE PENSION       Representations in Section 4.3
PLAN 14-60330                         hereof:


                                                   --------
                                                   Initials

By:/s/ Gilbert E. Posada
   -----------------------------

      Sr. Administrator
- --------------------------------
   (Title, if applicable)




                                       20.

ANGELO DELAPORTA, TRUSTEE OF THE    Initial In Space Below If Purchaser CANNOT
DELAPORTA FAMILY TRUST DTD 8/16/82  make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
By:/s/ Angelo Delaporta                            Initials
   -----------------------------

             Trustee
   -----------------------------
      (Title, if applicable)


GERALD C. DOWN                      Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ Gerald C. Down
   -----------------------------

- --------------------------------
     (Title, if applicable)


GERDES HUFF INVESTMENTS             Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ Larry Gerdes
   -----------------------------

        General Partner
- --------------------------------
    (Title, if applicable)


THE TRUSTEES OF THE WALLACE R.      Initial In Space Below If Purchaser CANNOT
HAWLEY AND ALEXANDRA HAWLEY         make the Investment Representations in
REVOCABLE TRUST, U/A/D 7/30/92      Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ Wallace Hawley
   -----------------------------

           Trustee
- --------------------------------
    (Title, if applicable)




                                       21.

JEFFREY O. HENLEY AND JUDY HENLEY,  Initial In Space Below If Purchaser CANNOT
TTTEES JEFFREY AND JUDY HENLEY      make the Investment Representations in
TRUST I, DTD 10/23/89               Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ Jeffrey O. Henley
   -----------------------------
By:/s/ Jedy Henley
- --------------------------------


            Trustee
- --------------------------------
    (Title, if applicable)


FRANK C. HERRINGER AND MARYELLEN C. Initial In Space Below If Purchaser CANNOT
HERRINGER                           make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ Frank C. Herringer
   -----------------------------
By:/s/ Maryellen C. Herringer
- --------------------------------


- --------------------------------
    (Title, if applicable)


PETER HOWLEY                        Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ Peter Howley
   -----------------------------


- --------------------------------
    (Title, if applicable)



PAUL K. JOAS                        Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



By:/s/ Paul K. Joas                                --------
   -----------------------------                   Initials


- --------------------------------
    (Title, if applicable)



                                       22.

VISIPLEX INVESTMENTS LIMITED, A     Initial In Space Below If Purchaser CANNOT
DELAWARE LIMITED PARTNERSHIP        make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ I. Ben Joseph
   -----------------------------

         General Partner
- --------------------------------
     (Title, if applicable)


SAN FRANCISCO INTERNATIONAL         Initial In Space Below If Purchaser CANNOT
INVESTORS                           make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ Robert E. King
   -----------------------------

        Managing Partner
- --------------------------------
     (Title, if applicable)


ROBERT ELIOT KING, TRUSTEE UNDER    Initial In Space Below If Purchaser CANNOT
THE TRUST OF THE R.E.K. PROFIT      make the Investment Representations in
SHARING PLAN                        Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ Robert Eliot King
   -----------------------------

            Trustee
- --------------------------------
    (Title, if applicable)


ROY KIRKORIAN                       Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ Roy Kirkorian
   -----------------------------

- --------------------------------
     (Title, if applicable)


                                       23.

PETER H. MCNERNEY               Initial In Space Below If Purchaser CANNOT
                                make the Investment Representations in
                                Section 4.3 hereof:



                                               --------
By:/s/ Peter H. McNerney                       Initials
   ---------------------------

- ------------------------------
   (Title, if applicable)


WAYNE W. MILLS                  Initial In Space Below If Purchaser CANNOT
                                make the Investment Representations in
                                Section 4.3 hereof:



                                               --------
                                               Initials
By:/s/ Wayne W. Mills
   ---------------------------

- ------------------------------
    (Title, if applicable)


MOTETE CORPORATION              Initial In Space Below If Purchaser CANNOT
                                make the Investment Representations in
                                Section 4.3 hereof:



                                               --------
By:/s/ Gabriel De La Guardia                   Initials
   ---------------------------


       Attorney-In-Fact
- ------------------------------
    (Title, if applicable)





ALBERTO PEREZ                   Initial In Space Below If Purchaser CANNOT
                                make the Investment Representations in
                                Section 4.3 hereof:



                                               --------
By:/s/ Alberto Perez                           Initials
   ---------------------------
- ------------------------------
    (Title, if applicable)



                                       24.

NOEL P. RAHN                        Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
By:/s/ Noel P. Rahn                                Initials
   -----------------------------


- --------------------------------
    (Title, if applicable)






HENRY E. STICKNEY, TRUSTEE OF THE    Initial In Space Below If Purchaser CANNOT
STICKNEY FAMILY TRUST, DTD 11/26/86  make the Investment Representations in
                                     Section 4.3 hereof:



                                                    --------
                                                    Initials
By:/s/ Henry E. Stickney
   -----------------------------

            Trustee
- --------------------------------
    (Title, if applicable)


GREGORY V. VAUGHAN                  Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
By:/s/ Gregory V. Vaughan                          Initials
   -----------------------------

- --------------------------------
    (Title, if applicable)


JEFFREY L. WALKER                   Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
By:/s/ Jeffrey L. Walker                           Initials
   -----------------------------

- --------------------------------
     (Title, if applicable)




                                       25.

JEFF WEBALOWSKY                     Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
By:/s/ Jeff Webalowsky                             Initials
   -----------------------------

- --------------------------------
    (Title, if applicable)


KURT A. LATTA, TTEE FOR THE LATTA   Initial In Space Below If Purchaser CANNOT
1990 FAMILY TRUST                   make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
                                                   Initials
By:/s/ Kurt A. Latta
   -----------------------------

          Trustee
- --------------------------------
  (Title, if applicable)


RICHARD M. LUCAS CANCER FOUNDATION  Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
By:/s/ Donald L. Lucas                             Initials
   -----------------------------

     Chairman of the Board
- --------------------------------
     (Title, if applicable)


HAROLD W. MILNER                    Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                               --------
By:/s/ Harold W. Milner                        Initials
   -----------------------------

- --------------------------------
     (Title, if applicable)



                                       26.

GC&H INVESTMENTS                    Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
By:/s/ John L. Cardoza                             Initials
   -----------------------------
     Executive Partner
- --------------------------------
  (Title, if applicable)


DOUGLAS AND KIMBERLY STICKNEY       Initial In Space Below If Purchaser CANNOT
                                    make the Investment Representations in
                                    Section 4.3 hereof:



                                                   --------
By:/s/ Douglas Stickney                            Initials
   -----------------------------
/s/ Kimberly Stickney
- --------------------------------


- --------------------------------
    (Title, if applicable)


CLAUDE GANZ                     Initial In Space Below If Purchaser CANNOT
                                make the Investment Representations in
                                Section 4.3 hereof:



                                               --------
By:/s/ Claude Ganz                             Initials
   -----------------------------

- --------------------------------
   (Title, if applicable)





                                       27.

                                    EXHIBIT A

                                 STERITECH, INC.
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT
                             SCHEDULE OF PURCHASERS

- -------------------------------------------------------------------------------------------------------------------------
                                                                           CASH                               NO. OF
                           INVESTORS                                    INVESTMENT                            SHARES
- -------------------------------------------------------------------------------------------------------------------------
H. Raymond Bingham                                                       $24,990.00                            2,380
c/o Cadence Design Systems
2655 Sealy Ave., Bldg. 5
San Jose, CA  95134
- -------------------------------------------------------------------------------------------------------------------------
B.J. Cassin                                                              $24,990.00                            2,380
3000 Sand Hill Road, #3-210
Menlo Park, CA  94025
- -------------------------------------------------------------------------------------------------------------------------
B.J. Cassin, Conservator for Robert Cassin                               $24,990.00                            2,380
3000 Sand Hill Road, #3-210
Menlo Park, CA  94025
- -------------------------------------------------------------------------------------------------------------------------
Warren G. Christianson                                                   $49,990.50                            4,761
c/o The Springs Club
#2 Tulane Court
Rancho Mirage, CA  92270
- -------------------------------------------------------------------------------------------------------------------------
J. Robert Coleman, Jr. and Diane S. Coleman                              $26,250.00                            2,500
148 Dracena Avenue
Piedmont, CA  94611
- -------------------------------------------------------------------------------------------------------------------------
Comdisco, Inc.                                                           $49,990.50                            4,761
3000 Sand Hill Road, Suite 1-290
Menlo Park, CA  94025
- -------------------------------------------------------------------------------------------------------------------------
A. Crawford Cooley                                                       $ 9,996.00                              952
Post Office Box 1146
Novato, CA  94947
- -------------------------------------------------------------------------------------------------------------------------
Robert A. Cooley                                                         $ 7,497.00                              714
Post Office Box 676
Sonoma, CA  95476
- -------------------------------------------------------------------------------------------------------------------------


                                      29.

- -------------------------------------------------------------------------------------------------------------------------
                                                                           CASH                               NO. OF
                           INVESTORS                                    INVESTMENT                            SHARES
- -------------------------------------------------------------------------------------------------------------------------
Coral Partners II, a limited partnership                        $  999,999.00                                 95,238
60 South Sixth Street, Suite 3510
Minneapolis, MN  55402
Attn:  Mark C. Headrick
- -------------------------------------------------------------------------------------------------------------------------
Coral Partners IV, Limited Partnership                          $1,999,998.00                                190,476
60 South Sixth Street, Suite 3510
Minneapolis, MN  55402
Attn:  Mark C. Headrick
- -------------------------------------------------------------------------------------------------------------------------
Joseph B. Costello and Margaret M. Costello,                    $   44,992.50                                  4,285
TTEES of the Costello Family Trust UDT dtd
10/21/92
55 Stadler Drive
Woodside, CA  94062
- -------------------------------------------------------------------------------------------------------------------------
Dain Bosworth, Inc.                                             $   19,992.00                                  1,904
Custodian FBO Yuval Almog Sep.-IRA
IFG Operations Group/IRA Dept.
312 S. 3rd Street
Minneapolis, MN  55415
Attn:  Marcie Foss
- -------------------------------------------------------------------------------------------------------------------------
Delaware Charter Guarantee & Trust TTEE FBO                     $   99,991.50                                  9,523
Don Grierson Money-Purchase Pension Plan 14-
60330
10777 Northwest Freeway, #700
Houston, TX  77092
- -------------------------------------------------------------------------------------------------------------------------
Angelo Delaporta, Trustee Delaporta Family Trust                $   26,250.00                                  2,500
DTD 8/16/82
89 Mandarin Way
Atherton, CA  94027
- -------------------------------------------------------------------------------------------------------------------------
Gerald C. Down                                                  $   24,990.00                                  2,380
578 Cresta Vista Lane
Portola Valley, CA  94028
- -------------------------------------------------------------------------------------------------------------------------
Gerdes Huff Investments                                         $  399,997.50                                 38,095
3353 Peachtree Road NE, #1030
Atlanta, GA  30326
- -------------------------------------------------------------------------------------------------------------------------


                                       29.

- --------------------------------------------------------------------------------------------------------------
                                                                   CASH                            NO. OF
                           INVESTORS                            INVESTMENT                         SHARES
- --------------------------------------------------------------------------------------------------------------
The Trustees of The Wallace R. Hawley and                       $24,990.00                          2,380
Alexandra Hawley Revocable Trust, U/A/D 7/30/92
3000 Sand Hill Road, Suite 3-255
Menlo Park, CA  94025
- --------------------------------------------------------------------------------------------------------------
Jeffrey O. Henley & Judy Henley, TTEES, Jeffrey                 $24,990.00                          2,380
and Judy Henley Trust I, DTD 10/23/89
51 Monte Vista
Atherton, CA  94027
- --------------------------------------------------------------------------------------------------------------
Frank C. Herringer & Maryellen C. Herringer                     $49,990.50                          4,761
600 Montgomery Street
San Francisco, CA  94111
- --------------------------------------------------------------------------------------------------------------
Peter Howley                                                    $74,991.00                          7,142
25 Cornwall Street
Mill Valley, CA  94941
- --------------------------------------------------------------------------------------------------------------
Paul K. Joas                                                    $49,990.50                          4,761
6209 South Knoll Drive
Edina, MN  55436
- --------------------------------------------------------------------------------------------------------------
Visiplex Investments Limited, A Delaware limited                $29,998.50                          2,857
partnership
c/o Ben Joseph
Advanced Telecommunications Service, Inc.
1161-C Lake Cook Road
Deerfield, IL  60015
- --------------------------------------------------------------------------------------------------------------
San Francisco International Investors                           $24,990.00                          2,380
c/o R. Eliot King & Associates
3000 Sand Hill Road, Suite 2-245
Menlo Park, CA  94025
Attn:  Robert E. King, Managing Partner
- --------------------------------------------------------------------------------------------------------------
Robert Eliot King, Trustee under the trust of the               $74,991.00                          7,142
R.E.K. Profit Sharing Plan
R. Eliot King & Associates
3000 Sand Hill Road, Suite 2-245
Menlo Park, CA  94025
- --------------------------------------------------------------------------------------------------------------
Roy Kirkorian                                                   $49,990.50                          4,761
211 Lafayette Avenue
Piedmont, CA  94611
- --------------------------------------------------------------------------------------------------------------



                                       30.

- --------------------------------------------------------------------------------------------------------------
                                                                   CASH                            NO. OF
                           INVESTORS                            INVESTMENT                         SHARES
- --------------------------------------------------------------------------------------------------------------
Peter H. McNerney                                               $  9,996.00                            952
Coral Group, Inc.
60 S. Sixth Street, Suite 3510
Minneapolis, MN  55402
- ---------------------------------------------------------------------------------------------------------------
Wayne Mills                                                     $ 19,992.00                          1,904
R. J. Steichen
1660 South Highway 100, Suite 300
St. Louis Park, MN  55416
- ---------------------------------------------------------------------------------------------------------------
MOTETE Corporation                                              $ 26,250.00                          2,500
c/o Gabriel de la Guardia
P.O. Box 8052
Panama 7, Republic of Panama
- ---------------------------------------------------------------------------------------------------------------
Alberto Perez                                                   $ 26,250.00                          2,500
P.O. Box 6072-1000
San Jose, Costa Rica
Costa rica
- ---------------------------------------------------------------------------------------------------------------
Noel P. Rahn                                                    $299,995.50                         28,571
c/o Investment Advisers, Inc.
3700 First Bank Place
601 2nd Avenue S.
Minneapolis, MN  55402
- ---------------------------------------------------------------------------------------------------------------
Henry E. Stickney, Trustee of the Stickney Family               $  9,996.00                            952
Trust, DTD 11/26/86
c/o Valley Baseball
8408 Chester Street
Rancho Cucamonga, CA  91730
- ---------------------------------------------------------------------------------------------------------------
Gregory V. Vaughan                                              $ 19,992.00                          1,904
Morgan Stanley & Co.
555 California Street
San Francisco, CA  94104
- ---------------------------------------------------------------------------------------------------------------
Jeffrey L. Walker                                               $ 24,990.00                          2,380
30 Hill Road
P.O. Box 1309
Ross, CA  94957
- ---------------------------------------------------------------------------------------------------------------

                                       31.

- --------------------------------------------------------------------------------------------------------------
                                                                   CASH                            NO. OF
                           INVESTORS                            INVESTMENT                         SHARES
- --------------------------------------------------------------------------------------------------------------
Jeff Werbalowsky                                                $19,992.00                          1,904
Houlihan, Lokey, Howard & Zukin
601 Second Avenue South, Suite 3250
Minneapolis, MN  55402
- --------------------------------------------------------------------------------------------------------------



                                      32.

- --------------------------------------------------------------------------------------------------------------
                                                                CASH                         NO. OF
                           INVESTORS                         INVESTMENT                      SHARES
- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------
Kurt A. Latta, Ttte of the Latta 1990 Family Trust
750 Menlo Avenue, # 250                                     $       24,150                       2,300
Menlo Park, CA 94025
- --------------------------------------------------------------------------------------------------------------
                                            TOTALS:         $4,721,430.000                  449,660.00
- --------------------------------------------------------------------------------------------------------------



                                      33.